CP HIGH YIELD TREND ETF
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2024

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.6%
	FIXED INCOME - 99.6%
81,466	iShares Broad USD High Yield Corporate Bond ETF	$ 2,980,840
29,053	iShares iBoxx High Yield Corporate Bond ETF	2,258,290
23,713	SPDR Bloomberg High Yield Bond ETF	2,257,478
	TOTAL EXCHANGE-TRADED FUNDS (Cost $7,263,762)	7,496,608

	TOTAL INVESTMENTS - 99.6% (Cost $7,263,762)	$ 7,496,608
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%	31,584
	NET ASSETS - 100.0%	$ 7,528,192

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt